Exhibit 10.1

KKR FS INCOME TRUST

SUBSCRIPTION AGREEMENT

CONFIDENTIAL

THE CLASS I COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE (THE “SHARES”), OF KKR FS INCOME TRUST HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATES OR OTHER JURISDICTIONS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. IN ADDITION, THE SHARES ARE SUBJECT TO THE CONTRACTUAL RESTRICTIONS ON RESALES DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR BY ANY U.S. STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT

KKR FS Income Trust

201 Rouse Boulevard

Philadelphia, PA 19112

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being executed and delivered in connection with the subscription by the undersigned to purchase the dollar amount of Class I common shares of beneficial interest, par value $0.01 per share (the “Shares”), of KKR FS Income Trust, a Delaware statutory trust (the “Fund”), through periodic calls of all or a portion of capital amounts of the Subscriber’s (as such term is defined below) aggregate capital commitment (the “Capital Commitment”), as set forth on the signature page below. Capitalized terms used herein shall have the same meanings herein as defined in the Fund’s Confidential Private Placement Memorandum (as amended, restated and/or supplemented or otherwise modified from time to time, the “Memorandum”), unless otherwise defined herein.

Instructions:

In addition to completing and signing the signature page to this Subscription Agreement, each Subscriber must complete and execute, as applicable, any necessary attachments contained in this package (such attachments, together with this Subscription Agreement, the “Subscription Documents”) in the manner described below. For purposes of these Subscription Documents, the “Subscriber” is the person or entity for whose account the Shares will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may complete and execute the Subscription Documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. All appendices to this Subscription Agreement are incorporated by reference herein.

(a)    Signature Page(s). Complete and execute the signature page to this Subscription Agreement. If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA is executing the signature page, then complete and execute the additional signature pages that immediately follow the Fund’s signature page to this Subscription Agreement.

(b)    Investor Questionnaire. Complete Appendix A (Investor Questionnaire) attached to this Subscription Agreement.

(c)    Certification of Beneficial Owner(s). If the Subscriber is an entity, complete and execute Appendix B (Certification of Beneficial Owner(s)).

(d)    Tax Forms.

(i)    U.S. Subscribers. Complete, sign and date a Form W-9 (available at https://www.irs.gov/pub/irs-pdf/fw9.pdf) in accordance with the instructions to such Form.

(ii)    Non-U.S. Subscribers. Complete, sign and date the relevant Form(s) W-8, as applicable, in accordance with the instructions to such Form(s):

•	Form W-8BEN (available at https://www.irs.gov/pub/irs-pdf/fw8ben.pdf)

•	Form W-8BEN-E (available at https://www.irs.gov/pub/irs-pdf/fw8bene.pdf)

•	Form W-8IMY (available at https://www.irs.gov/pub/irs-pdf/fw8imy.pdf)

•	Form W-8ECI (available at https://www.irs.gov/pub/irs-pdf/fw8eci.pdf)

•	Form W-8EXP (available at https://www.irs.gov/pub/irs-pdf/fw8exp.pdf)

(iii)    All Subscribers. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Subscriber is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

(e)    Evidence of Authorization. Each Subscriber must provide satisfactory evidence of authorization and may be required to submit further information for “know your customer” and anti-money laundering purposes.

(i)    For Corporations: Certified documentation evidencing the corporation’s existence and certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(ii)    For Partnerships: Certified documentation evidencing the partnership’s existence, and a certified copy of the partnership agreement (which, in the case of a limited partnership, identifies the general partner(s)).

(iii)    For Limited Liability Companies: Certified documentation evidencing the limited liability company’s existence, and a certified copy of the limited liability operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(iv)    For Trusts: A copy of the trust agreement.

(v)    For Employee Benefit Plans: A certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

(vi)    For Individuals: A current copy of a government issued photo identification. Please note that the Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in connection with a subscription for Shares. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. If a Subscriber who is a natural person submits a current government issued photo identification that does not include the Subscriber’s permanent address, then the Subscriber will be required to provide proof of address by another means acceptable to the Fund.

(f)    Delivery of Subscription Documents. The Subscriber shall deliver one (1) original completed and executed copy of this Subscription Agreement and all of the documents referred to in clauses (a) through (e) above electronically to the Fund at KFITService@fsinvestments.com. Please be sure to also retain a copy for your records.

(g)    Acceptance by the Fund. If the Fund accepts the Subscriber’s subscription (in whole or in part), a fully executed set of the Subscription Documents will be returned to the Subscriber. The Fund may accept and countersign this Subscription Agreement (in whole or in part) at any time.

1.    Subscription.

(a)    The Subscriber acknowledges and agrees that this subscription (i) is irrevocable and binding on the part of the Subscriber, (ii) is conditioned upon acceptance by the Fund and (iii) may be accepted or rejected (for any reason or for no reason) in whole or in part by the Fund in its sole discretion at any time. The Subscriber has received and reviewed, and agrees to be bound by, all the terms and provisions of this Subscription Agreement, the Memorandum, the Fund’s bylaws, in the form attached hereto as Appendix C (as amended and/or restated from time to time, the “Bylaws”), the Fund’s Second Amended and Restated Declaration of Trust, in the form attached hereto as Appendix D (as amended and/or restated from time to time, the “Declaration of Trust”), the Amended and Restated Investment Advisory Agreement by and between FS/KKR Advisor, LLC (the “Adviser”) and the Fund, in the form attached hereto as Appendix E (as amended and/or restated from time to time, the “Advisory Agreement”), and the Administration Agreement by and between the Adviser and the Fund, in the form attached hereto as Appendix F (as amended and/or restated from time to time, the “Administration Agreement” and, together with the Memorandum, the Bylaws, the Declaration of Trust and the Advisory Agreement, the “Operative Documents”).

(b)    The Subscriber agrees to purchase Shares for an aggregate purchase price (in U.S. dollars) equal to its Capital Commitment, payable at such times and in such amounts as required by the Fund, under the terms and subject to the conditions set forth herein. The minimum initial investment amount for Shares is $2,500, after which additional investments must be in increments of $500, each subject to the discretion of the Fund’s Placement Agents, KKR Capital Markets LLC and FS Investment Solutions, LLC, which are affiliates of the Adviser (including, but not limited to, the discretion to accept a lower amount).

(c)    The Fund has filed a registration statement on Form 10 (as amended from time to time, the “Registration Statement”) for the registration of its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registration Statement is not the offering document pursuant to which the Fund is conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained in the Operative Documents, together with reports and other documents the Fund may file under the Exchange Act from time to time, in making its investment decisions. The Fund expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the Subscriber, the “Investors”), providing for the sale of Shares to the Other Investors either on a capital commitment basis or for the immediate payment of cash against the immediate delivery of Shares (the “Immediate Share Issuance Basis”). This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

2.    Acceptance of Subscription; Closings.

This Subscription Agreement is made subject to the following terms and conditions:

(a)    The Fund shall have the right, in its sole discretion, to accept or reject the Subscriber’s subscription, in whole or in part, for any reason, including, without limitation, (i) the inability of the Subscriber to meet the standards imposed by Regulation D and/or Regulation S promulgated by the SEC under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (ii) the ineligibility of the Subscriber under applicable state or foreign securities laws or (iii) for any other reason.

(b)    If the Subscriber’s subscription is accepted in part and rejected in part, the Subscriber will be so notified and the Subscriber agrees to deliver promptly upon the Fund’s request a new signature page to this Subscription Agreement with respect to which the Subscriber’s Capital Commitment shall be such lesser amount as may be determined by the Fund.

(c)    If the Subscriber’s subscription is wholly rejected, the executed copies of this Subscription Agreement will be returned to the Subscriber.

(d)    The closing of the subscription for the Shares by the Subscriber (the “Closing”) shall take place on the date that this Subscription Agreement (having been executed and fully completed by the Subscriber) is accepted in whole or in part by the Fund (such date being the date filled in by the Fund on the signature page hereto). On the date of the Fund’s receipt of the Subscriber’s first Drawdown Purchase (as defined below), assuming the Closing has taken place, the Subscriber shall be registered as a Class I shareholder of the Fund (a “Shareholder”).

(e)    The Subscriber agrees to provide any information reasonably requested by the Fund to verify the accuracy of the representations contained herein, including the Investor Questionnaire attached hereto as Appendix A (the “Investor Questionnaire”) and the Certification of Beneficial Owner(s) attached hereto as Appendix B.

(f)    If the individual subscribing for Shares is investing assets on behalf of an individual retirement account (an “IRA”), the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page, which has been so executed, and (ii) has reviewed and hereby expressly certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

(g)    In the event that the Subscriber is permitted by the Fund to make an additional capital commitment to purchase Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into an addendum to this Subscription Agreement or a new subscription agreement, at the Fund’s discretion, covering such additional capital commitment.

3.    Drawdowns.

(a)    Subject to the provisions of this Section 3, the Subscriber agrees to purchase Shares for an aggregate purchase price (in U.S. dollars) equal to its Capital Commitment, payable at such times and in such amounts as required by the Fund. The Subscriber shall be required to fund a capital contribution to purchase Shares (a “Drawdown Purchase”) each time the Fund delivers a notice (the “Drawdown Notice”) to the Subscriber. Drawdown Notices shall be delivered at least 10 business days prior to the date on which payment will be due (each, a “Drawdown Date”), which notice period may be waived with respect to any Drawdown Date by the Subscriber in writing, and shall set forth the amount, in U.S. dollars, of the aggregate purchase price (the “Drawdown Purchase Price”) to be paid by the Subscriber to purchase Shares on such Drawdown Date. Each purchase of Shares by the Subscriber pursuant to a Drawdown Notice will be made at a per Share price equal to the then-current transaction price per Share, which will generally be the most recently available net asset value (“NAV”) per Share as determined in accordance with the Adviser’s valuation policy. Upon a Closing, a Subscriber will not know the NAV per Share applicable on any effective purchase date. No Investor shall be required to invest more than the total amount of its Capital Commitment. For the avoidance of doubt, any reference herein to a capital contribution being required or a Drawdown Notice being delivered by the Fund shall be deemed to include such contribution being required or Drawdown Notice being delivered by a lender or agent in respect of any Subscription Facility as described in Section 5 hereof.

(b)    Each Drawdown Purchase Price shall be payable, in U.S. dollars and in immediately available funds per the wire transfer instructions set forth in such Drawdown Notice. In addition to the wire transfer instructions, each Drawdown Notice shall set forth (i) the Drawdown Date, (ii) the aggregate amount of capital that is being drawn from all Investors and (iii) the Subscriber’s share of the capital being drawn. The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s irrevocable and unconditional obligation to pay such Drawdown Purchase Price in the amount set forth therein, without any right of offset, reduction, counterclaim or defense. The Subscriber represents that subscription funds will be wired to the Fund from the account listed in the remitting wiring bank section of the Investor Questionnaire.

(c)    Concurrent with any payment of all or a portion of the Drawdown Purchase Price, the Fund shall issue to the Subscriber a number of Shares equal to the amount of the Drawdown Purchase Price funded by the Subscriber on the applicable Drawdown Date divided by the then-current transaction price per Share as of such Drawdown Date, which will generally be the most recently available NAV per Share as determined in accordance with the Adviser’s valuation policy. However, the Fund reserves the right, in its sole discretion and at any time, to sell Shares at a price set above the NAV per Share based on a variety of factors, including, without limitation, to account for a Subscriber’s allocable portion of the Fund’s initial offering, organizational and other expenses. For the avoidance of doubt, the Fund shall not issue Shares to the Subscriber for any portion of the Subscriber’s Capital Commitment that has not been paid to the Fund and used to purchase Shares pursuant to the terms of this Subscription Agreement (the “Undrawn Capital Commitment”).

(d)    The Subscriber acknowledges and agrees that the Fund intends to request contributions from all Investors with an Undrawn Capital Commitment pro rata in accordance with the Capital Commitments of all Investors with Undrawn Capital Commitments (other than Defaulting Investors or Excluded Investors); provided that the Fund shall retain the right, if determined by the Fund in its sole discretion, to require the Subscriber (i) to fund a Drawdown Purchase Price that is more or less than its pro rata share or (ii) to fund a Drawdown Purchase Price but not require Other Investors to do so to seek to equalize the percentage of the Subscriber’s total Capital Commitment that has been contributed to the Fund relative to the capital contributions of Other Investors, or to avoid any of the Default Remedy Limitations (as defined below) or for regulatory, tax or other similar basis for distinguishing among Investors, including compliance with an Investor’s internal investment guidelines. The Subscriber acknowledges and agrees that the Fund may, if determined by the Fund in its sole discretion, from time to time require capital contributions from Other Investors and not the Subscriber or vice versa. Accordingly, Drawdown Notices may be issued only to selected investors and Shareholders (including or excluding the Subscriber) from time to time and require a purchase of Shares by such investors in amounts determined by the Fund in its sole discretion.

(e)    Subsequent Closings. The Fund may enter into Other Subscription Agreements with Other Investors after the Closing, with any closing thereunder referred to as a “Subsequent Closing” and any Other Investor whose subscription has been accepted at such Subsequent Closing referred to as a “Subsequent Investor.” On one or more dates to be determined by the Fund that occur on or following the Subsequent Closing (each such date, a “Catch-Up Date”), each Subsequent Investor which enters into a Capital Commitment with the Fund may be required, in the Fund’s sole discretion, to purchase from the Fund a number of Shares with an aggregate purchase price necessary to ensure that, upon payment of the aggregate purchase price for such Shares by the Subsequent Investor on such Catch-Up Date(s), such Subsequent Investor’s Invested Percentage (as defined below) shall be equal to the Invested Percentage of all prior Investors which have entered into Capital Commitments with the Fund (other than any Defaulting Investors (as defined below) or Excluded Investors (as defined below)) (such amount, the “Catch-Up Purchase Price” and such purchase, the “Catch-Up Purchase”). Upon payment of all or a portion of the Catch-Up Purchase Price by such an Investor on a Catch-Up Date, the Fund shall issue to each such Subsequent Investor a number of Shares equal to the portion of the Catch-Up Purchase Price paid divided by the then-current transaction price per Share as of such Catch-Up Date, determined in accordance with the provisions of Section 3(c). Investors that make a Capital Commitment prior to any Subsequent Closing will not be required to fund Drawdown Purchases on a Drawdown Date until all Subsequent Investors have made their entire Catch-Up Purchase. For the avoidance of doubt, in the event that the Catch-Up Date and a Drawdown Date occur on the same calendar day, such Catch-Up Date and the application of the provisions of this Section 3(e) shall be deemed to have occurred immediately prior to the relevant Drawdown Date. “Invested Percentage” means, with respect to an Investor, the quotient determined by dividing (i) the aggregate amount of contributions made by such Investor by (ii) such Investor’s Capital Commitment.

(f)    Prior to any such Catch-Up Date that occurs prior to the Fund’s election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may, in its discretion and upon receipt of written consent from the Subscriber, repurchase Shares owned by the Subscriber at a per Share price equal to the NAV per Share as of the date of such repurchase, or otherwise return a portion of the Subscriber’s capital contributions to the Subscriber (each, a “Return of Capital”), in each case which shall increase the Subscriber’s Undrawn Capital Commitment by a corresponding amount and may be drawn down at later dates by the Fund in accordance with this Section 3. For the avoidance of doubt, in the event that the Return of Capital and a Catch-Up Date occur on the same calendar day, such Return of Capital and the application of the provisions in the immediately preceding sentence shall be deemed to have occurred immediately prior to the relevant Catch-Up Date.

(g)    Notwithstanding anything to the contrary contained in this Subscription Agreement, the Fund shall have the right (a “Limited Exclusion Right”) to exclude any Investor (such Investor, an “Excluded Investor”) from purchasing Shares from Fund on any Drawdown Date or Catch-Up Date if, in the reasonable discretion of the Fund, there is a substantial likelihood that such Investor’s purchase of Shares at such time would (i) result in a violation of, or noncompliance with, any law or regulation to which such Investor, the Fund, the Adviser, any Other Investor or a portfolio company would be subject or (ii) cause the investments of “Benefit Plan Investors” (within the meaning of Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain Department of Labor regulations) to be significant or otherwise cause all or any portion of the assets of the Fund to constitute “plan assets” under ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will have the right to cover shortfalls arising from an Excluded Investor in any manner the Fund deems appropriate, including by drawing down additional capital from non-Excluded Investors; provided that (i) the amount of any shortfall funded by a non-Excluded Investor in connection with any investment may not exceed 125% of such non-Excluded Investor’s total capital contributions in respect of such investment in the absence of any such shortfall; and (ii) in no event will such non-Excluded Investor’s total capital contributions exceed its aggregate Capital Commitment.

(h)    The Subscriber further acknowledges and agrees that Other Investors and Subsequent Investors may elect to purchase Shares on an Immediate Share Issuance Basis under Other Subscription Agreements and that nothing herein prohibits the Fund from accepting such Other Subscription Agreements or the cash proceeds with respect thereto and issuing Shares to such Other Investors or Subsequent Investors in connection therewith. The Subscriber understands that the acceptance of Other Subscription Agreements on an Immediate Share Issuance Basis from Other Investors or Subsequent Investors by the Fund may impact when and if the Investor is required to fund a capital contribution to purchase Shares under the Investor’s Capital Commitment.

4.    Pledging. Without limiting the generality of the foregoing, the Subscriber specifically agrees and consents that the Fund may, at any time, without further notice to or consent from the Subscriber (except to the extent otherwise provided in this Subscription Agreement), grant security over and, in connection therewith, transfer its right to draw down capital from the Subscriber pursuant to Section 3 hereof, and the Fund’s right to receive the Drawdown Purchase Price or Catch-Up Purchase Price (and any related rights of the Fund), to lenders or other creditors of the Fund, in connection with any indebtedness, guarantee or surety of the Fund; provided that, for the avoidance of doubt, any such grantee’s right to draw down capital shall be subject to the limitations on the Fund’s right to draw down capital pursuant to Section 3.

5.    Indebtedness. The Subscriber acknowledges that the Fund may incur indebtedness at any time and from time to time, directly or indirectly through one or more subsidiaries (or series of subsidiaries) to borrow against the Subscriber’s Capital Commitments, to finance investments, for working capital, for expenses, for general corporate purposes (including to pay dividends or distributions) and to warehouse loans, including without limitation, one or more credit facilities to finance its investments and for other permissible activities. Those facilities may be secured by an assignment by way of security, pledge, charge, mortgage or other security interest, as the case may be, of or in (A) the Undrawn Capital Commitments, the proceeds of Drawdown Purchases and/or Catch-Up Purchases and the right to receive capital contributions from the Subscriber and Other Investors, (B) the Fund’s right to make drawdowns on those Capital Commitments, deliver Drawdown Notices and receive the proceeds of Drawdown Purchases and/or Catch-Up Purchases (including any powers of attorney or other delegation of the right to deliver Drawdown Notices), and/or (C) any deposit or other account into which the proceeds of Drawdown Purchases or Catch-Up Purchases will be deposited, and all claims, rights and interests that the Fund may have relating to or arising from clause (A), clause (B) or this clause (C) (including the right to exercise any remedies of the Fund under or related to this Subscription Agreement in respect of any such Drawdown Notice or Drawdown Purchase or Catch-Up Purchase), which may be granted to a lender or an agent for such a lender pursuant to any loan or security documentation entered into between the Fund and any lender (any such facility described in this sentence, a “Subscription Facility”). The Subscriber may, upon request by the Fund or the lender (if authorized to make such request under the relevant security documentation), be required to acknowledge the existence of a subscription credit facility, confirm the terms of the Subscriber’s Capital Commitment and the amount of its Unfunded Capital Commitment to the lender, to honor capital calls made by the lender or other credit party, to provide financial information reasonably requested by the lender and to execute other documents as may be reasonably requested in connection with obtaining such a facility. In connection with any such facility, the Subscriber agrees and acknowledges the following, for the benefit of the lenders: (1) it is and shall remain absolutely and unconditionally obligated to make Drawdown Purchases and/or Catch-Up Purchases pursuant to Section 3 (including, without limitation, those required as a result of the failure of any Other Investor to advance funds with respect to a Drawdown Notice made pursuant to a Capital Commitment with the Other Investor), pro rata among all non-Defaulting Shareholders (as defined below) based on their respective Capital Commitments and not in excess of the Subscriber’s Capital Commitment, without defense, counterclaim or offset (including without limitation any defense of fraud or mistake, or any defense under Section 365 of the U.S. Bankruptcy Code but excluding, for the avoidance of doubt, any defense available under this Subscription Agreement), all of which will, to the fullest extent permitted by law, be waived as against the lenders (provided, however, that the foregoing waiver of defenses shall be of no force or effect if and to the extent that the existence of the waiver would constitute or result in there being a prohibited transaction under ERISA or Section 4975 of the Code), (2) that all Drawdown Purchases or Catch-Up Purchases made by the Subscriber in connection with a facility will be made to an account (in which such lenders may have a security interest under relevant security documentation) as directed by the Fund or the lenders (if authorized to make such direction under the relevant security documentation), and (3) that any lender or credit party under a Subscription Facility is extending credit to the Fund in reliance on such Subscriber’s funding its Capital Commitments as such lender’s primary source of repayment. For the avoidance of doubt, a Drawdown Purchase or Catch-Up Purchase made by the Subscriber upon the request of a lender shall reduce the Subscriber’s Capital Commitment and be treated in all respects in the same manner as a Drawdown Purchase or Catch-Up Purchase, as applicable, made upon the request of the Fund. Notwithstanding anything in this Subscription Agreement to the contrary, the Subscriber acknowledges and agrees: (i) that any limitation with respect to any Capital Contribution shall not be applicable with respect to any Drawdown Notice the purpose of which is to repay amounts due under a Subscription Facility, regardless of whether the related Drawdown Notice is issued by the Fund or any lender or credit party under the Subscription Facility; and (ii) if such Subscriber is entitled to withdraw from the Fund pursuant to any provision of this Subscription Agreement, prior to the effectiveness of such withdrawal, such Subscriber shall be obligated to fund its pro rata share of Drawdown Purchases necessary to cure any borrowing base default under the terms of any Subscription Facility as a direct or indirect result of such withdrawal.

6.    Dividends; Distribution Reinvestment Plan. As described more fully in the Memorandum, the Fund generally expects to distribute on a regular monthly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Fund will not have to pay corporate-level income tax, commencing with the second full calendar quarter after the Fund elects to be regulated as a BDC under the 1940 Act, subject to the discretion of the Fund’s Board of Trustees (the “Board”). The Fund’s distribution reinvestment plan, as may be amended (the “Distribution Reinvestment Plan”), provides that all cash distributions declared by the Board on behalf of any Shareholder, other than any Shareholder that has affirmatively elected to opt out of the Distribution Reinvestment Plan, shall be reinvested in exchange for such Shareholder receiving a number of newly issued Shares equal to the quotient determined by dividing the total dollar amount of the distribution payable to such Shareholder by the most recent available NAV per Share for such Shares at the time the distribution is payable. The Subscriber may prospectively opt out of the Distribution Reinvestment Plan in the Investor Questionnaire. An election to opt-out or to opt-in to the Distribution Reinvestment Plan may be altered in accordance with the Fund’s Distribution Reinvestment Plan. The Subscriber acknowledges and agrees that any distributions received by the Subscriber or reinvested by the Fund on the Subscriber’s behalf pursuant to the Distribution Reinvestment Plan shall have no effect on the amount of the Subscriber’s Undrawn Capital Commitment.

7.    Remedies Upon Drawdown Purchase Price Default. In the event that the Subscriber fails to pay all or any portion of the Drawdown Purchase Price or Catch-Up Purchase Price due from the Subscriber on any Drawdown Date or Catch-Up Date, as applicable (any such amount, together with the amount of the Subscriber’s Undrawn Capital Commitment, a “Defaulted Commitment”) and such default remains uncured for a period of five business days, then the Fund shall be permitted to declare the

Subscriber to be in default on its obligations under this Subscription Agreement (in such capacity, a “Defaulting Investor” and, collectively with any Other Investors declared to be in default under a Capital Commitment, the “Defaulting Shareholders”) and shall be permitted to pursue one or any combination of the following remedies:

(a)    Participation in Future Drawdowns. The Fund may prohibit the Defaulting Investor from purchasing additional Shares on any future Drawdown Date.

(b)    Forfeiture of Shares. One-third of the Shares then held by the Defaulting Investor may be automatically forfeited and transferred on the books of the Fund to the Other Investors (other than any other Defaulting Shareholders), pro rata in accordance with their respective number of shares held; provided that no Shares shall be transferred to any Other Investor pursuant to this Section 7(b) in the event that such transfer would (i) violate the Securities Act, the 1940 Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Fund or such transfer, (ii) constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code, or (iii) cause all or any portion of the assets of the Fund to constitute “plan assets” under ERISA or Section 4975 of the Code (the “Default Remedy Limitations”) (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any Other Investor from receiving a partial allocation of its pro rata portion of Shares); and provided, further, that any Shares that have not been transferred to one or more Other Investors pursuant to the previous proviso shall be allocated among the participating Other Investors pro rata in accordance with their respective number of shares held. The mechanism described in this Section 7(b) is intended to operate as a liquidated damage provision since the damage to the Fund and the Other Investors resulting from a default by the Defaulting Investor is both significant and not easily susceptible to precise quantification. By entry into this Subscription Agreement, the Subscriber agrees to this Section 7(b) and acknowledges that the automatic transfer of one-third of its Shares constitutes a reasonable liquidated damages remedy for any default of the Subscriber’s obligations to fund a Drawdown Purchase Price.

(c)    Inability to Vote. To the maximum extent permitted by applicable law, the Defaulting Investor hereby makes, constitutes and appoints the Fund with full power of substitution, its true and lawful proxy to exercise all voting and other rights of such Defaulting Investor with respect to the Shares, at every meeting of the shareholders of the Fund and in every written consent in lieu of such meeting in exact proportion to the votes or consents cast by Shareholders other than Defaulting Shareholders or, in the absence of any such Shareholders, in the discretion of the proxy.

(d)    Shortfall Cover. The Fund will have the right to cover shortfalls arising from a Defaulting Investor in any manner the Fund deems appropriate, including by drawing down additional capital from non-Defaulting Shareholders; provided that (i) the amount of any shortfall funded by a non-Defaulting Shareholder in connection with any investment may not exceed 125% of such non-Defaulting Shareholder’s total capital contributions in respect of such investment in the absence of any such shortfall; and (ii) in no event will such non-Defaulting Shareholder’s total capital contributions exceed its aggregate Capital Commitment.

(e)    Other Remedies. The Fund shall have the right to charge commercially reasonable interest on the defaulted Drawdown Purchase Price or Catch-Up Purchase Price amount and withhold distributions payable to the Defaulting Investor, and may pursue any other remedies against the Defaulting Investor available to the Fund at law or in equity. No course of dealing between the Fund and any Defaulting Shareholder and no delay in exercising any right, power or remedy conferred in this Section 7 or now or hereafter existing at law or in equity or otherwise shall operate as a waiver or otherwise prejudice any such right, power or remedy. In addition to the foregoing, the Fund may in its discretion institute a lawsuit against the Defaulting Investor for specific performance of its obligation to pay any Drawdown Purchase

Price and/or Catch-Up Purchase Price and any other payments to be made by the Defaulting Investor pursuant to this Subscription Agreement and to collect any overdue amounts hereunder. Notwithstanding any other provision of this Subscription Agreement, the Subscriber agrees (i) to pay on demand all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Fund in connection with the enforcement of this Subscription Agreement against the Subscriber sustained as a result of any default by the Subscriber and (ii) that any such payment shall not constitute payment of a Drawdown Purchase Price or otherwise reduce the Subscriber’s Capital Commitment.

The Subscriber agrees that this Section 7 is solely for the benefit of the Fund and shall be interpreted by the Fund against the Defaulting Investor in the discretion of the Fund. The Subscriber further agrees that the Subscriber has no right to, and shall not seek to, enforce this Section 7 against the Fund or any other investor in the Fund.

8.    Representations and Warranties of the Subscriber.

The Subscriber represents and warrants as follows, as of the Closing, on each Drawdown Date and on the subsequent dates specified below (as and to the extent specified below):

(a)    Private Placement.

(i)    The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D and Regulation S promulgated thereunder, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and the Subscriber agrees that neither its Capital Commitment nor any Shares acquired by the Subscriber may be Transferred (as defined below) in any manner that would require the Fund to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising.

(ii)    The Subscriber understands that the Fund requires each investor in the Fund to be either (A) an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”), or (B) not “U.S. persons” as within the meaning of Regulation S under the Securities Act, and the Subscriber represents and warrants that it is either (A) an Accredited Investor or (B) not a “U.S. person” in accordance with Regulation S, as indicated in the Investor Questionnaire, and is not investing for the direct or indirect benefit of a U.S. Person as within the meaning of Regulation S under the Securities Act.

(iii)    If the Subscriber is not an Accredited Investor, then Subscriber further represents and warrants that: (a) no offers to sell or to purchase the Shares were made to the Subscriber or by the Subscriber while the Subscriber was in the United States; (b) the Subscriber was not in the United States at the time the offer was accepted; and (c) at the time the Subscriber’s subscription for Shares was originated, the Subscriber was outside the United States, except for offers and sales to discretionary or similar accounts (other than an estate or trust) held for the benefit or account of a non-U.S. Person (as within the meaning of Regulation S under the Securities Act) by a dealer or other professional fiduciary organized, incorporated or resident in the United States.

(iv)    The Subscriber understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated. In furtherance, and not in limitation, of the foregoing, if the Subscriber is a resident of any of the jurisdictions set forth in the Memorandum, the Subscriber represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.

(v)    The Shares to be acquired hereunder are being acquired by the Subscriber for the Subscriber’s own account for investment purposes only and not with a view to resale or distribution. The Subscriber shall not, directly or indirectly, Transfer all or any portion of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions, (ii) any applicable U.S. federal or state or non-U.S. securities laws and (iii) the terms of this Subscription Agreement and the Declaration of Trust. The Subscriber understands that it may be required to bear the economic risk of its investment in the Shares for a substantial period of time because, among other reasons, the offering and sale of the Shares have not been registered under the Securities Act and, therefore, the Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.

(b)    The Subscriber is not subject to and is not aware of any facts that would cause such Subscriber (or anyone who is treated as a beneficial owner of the Shares being purchased by the Subscriber) to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c)    The Subscriber has received, read carefully in its entirety, and understands the Memorandum and the other Operative Documents. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment(s) contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, risks and other considerations relating to the purchase of the Shares and an investment in the Fund, including but not limited to the fees and expenses outlined in the sections titled “Management Agreements” and “Plan of Distribution” in the Memorandum and the risks and other considerations set forth in the sections titled “Risk Factors” and “Certain Relationships and Related Party Transactions” in the Memorandum. The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Fund, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the Fund sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the Fund, other than this Subscription Agreement and the Memorandum.

(d)    The Subscriber has substantial knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of a purchase of the Shares. The Subscriber understands that there can be no assurance that the Fund will meet its investment objective or otherwise be able to successfully carry out its investment program.

(e)    The Subscriber has the financial ability to bear the economic risk of its investment in the Fund (including the possible loss of its entire investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.

(f)    The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.

(g)    If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown on the signature page below. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown on the signature page below.

(h)    The Subscriber is not an entity (including a qualified retirement plan) in which a holder of an interest in the Subscriber may decide whether or how much to invest through the Subscriber in various investment vehicles, including the Fund, unless the Subscriber has so notified the Fund in writing.

(i)    If the Subscriber is not a natural person, then, unless the Subscriber has notified the Fund in writing that the Subscriber was formed for the specific purpose of acquiring Shares and all of the equity holders of the Subscriber are Accredited Investors, the Subscriber’s Capital Commitment does not exceed 40% of the Subscriber’s assets. If at any time the Subscriber holds Shares, the Subscriber shall no longer be in compliance with the provisions of this Section 8(i), it shall promptly notify the Fund.

(j)    If the Subscriber is not a citizen of the United States, or a resident of or entity created under the laws of any state of the United States (any such citizen, resident or entity being hereinafter called a “Domestic Person”), the Subscriber is not purchasing the Shares on behalf of any Domestic Person, and the Subscriber has no present intention of becoming a Domestic Person.

(k)    If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and the Declaration of Trust and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement (i) has been duly executed and delivered by the Subscriber, (ii) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court) and (iii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(l)    The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby and under the Declaration of Trust and the performance of the Subscriber’s obligations hereunder and under the Declaration of Trust do not and will not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Subscription Agreement and to be exercised in connection with the Declaration of Trust has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Subscription Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.

(m)    The Subscriber understands that the Fund has filed an election to be treated as a BDC under the 1940 Act and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Fund as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(n)    The Subscriber: (i)(A) is not registered or required to be registered as an “investment company” under the 1940 Act; (B) has not elected to be regulated as a BDC under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (ii) is otherwise currently permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC , including pursuant to Rule 12d1-4 under the 1940 Act.

(o)    ERISA Matters. If the Subscriber is or will be (x) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to ERISA, (y) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or (z) an entity that is, or is deemed to be, using “plan assets” for purposes of ERISA or Section 4975 of the Code (each of the foregoing, a “Plan”), the Subscriber has completed each applicable question in the Investor Questionnaire, and the Subscriber represents, warrants and agrees that:

(i)    the decision to acquire Shares was made by a “fiduciary” of the Plan, within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (the “Plan Fiduciary”), that (A) is independent of the Fund, the Adviser and their respective employees, representatives and affiliates, (B) is qualified to make investment decisions on behalf of the Plan and (C) has authorized the Subscriber’s investment in the Fund;

(ii)    the Subscriber’s investment in Shares conforms in all respects to the documents governing the Plan and complies with all applicable requirements of ERISA and Section 4975 of the Code;

(iii)    none of the Adviser or any of its affiliates or any of their respective officers, employees, agents, or representatives have any discretion, or are otherwise acting in a fiduciary capacity, with respect to the Plan’s investment in the Fund, whether pursuant to the provisions of ERISA, Section 4975 of the Code or otherwise, and, without limiting the generality of the foregoing, the Subscriber has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Fund;

(iv)    the acquisition and the subsequent holding of Shares do not and will not constitute or otherwise result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;

(v)    the Subscriber acknowledges and agrees that the Fund has the authority to require the transfer, redemption, withdrawal or other cancellation of any Shares if it is determined that the continued holding of such Shares could result in the Fund or the Adviser being subject to the provisions of Title I of ERISA or Section 4975 of the Code; and

(vi)    without limiting the remedies in the event of a breach, the Subscriber agrees promptly to provide to the Fund such information as the Fund may from time to time reasonably request for purposes of determining whether the assets of the Fund are “plan assets” within the meaning of ERISA or Section 4975 of the Code and any other matters relating to ERISA or the Fund’s compliance with ERISA.

The representations and warranties set forth in this Section 8(o) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 8(o) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, the Subscriber shall promptly notify the Fund in writing.

(p)    The Subscriber has notified, or shall promptly notify, the Fund if the Subscriber is or becomes a person that may be disqualified from participating in the Fund’s acquisition of securities sold in a public offering under Rules 5130 and 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.

(q)    If the Subscriber is a partnership or any other entity that is treated as a partnership for U.S. income tax purposes, a grantor trust within the meaning of Sections 671-679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, the Subscriber represents that at no time during the term of the Fund will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Subscriber’s interest in the Fund. Except as otherwise disclosed to the Fund in writing, the Subscriber is not disregarded as an entity separate from its owner within the meaning of Treasury Regulation Section 301.7701-3.

(r)    None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or the relevant Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(s)    The Subscriber agrees to provide such information and execute and deliver such documents as the Fund may reasonably request to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with any law or regulation to which the Fund, the Adviser or a portfolio company of the Fund may be subject.

(t)    The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the Fund’s Privacy Policy attached hereto as Appendix G.

(u)    The Subscriber agrees that the foregoing certifications, representations, warranties, covenants and agreements shall survive the acceptance of this Subscription Agreement, each Drawdown Date and the dissolution of the Fund, without limitation as to time. Without limiting the foregoing, the Subscriber agrees to give the Fund prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in this Section 8 or any information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, ceases to be true at any time following the date hereof.

9.    Representations and Warranties of the Fund.

The Fund represents and warrants as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the Other Investors):

(a)    The Fund is duly organized and validly existing as a statutory trust under the laws of the State of Delaware and has all requisite corporate power to conduct the business in which it proposes to engage as described in the Memorandum.

(b)    No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Fund is required for the execution and delivery of this Subscription Agreement by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing or are made or obtained hereafter within the time prescribed by law. All action required to be taken by the Fund as a condition to the issuance and sale of the Shares will have been taken at or before the Closing. The execution and delivery of this Subscription Agreement by the Fund will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Fund. Upon execution and delivery by the Fund, this Subscription Agreement (i) will have been duly executed and delivered by the Fund, and (ii) will constitute the legal, valid and binding obligation of the Fund, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.

10.    Additional Limitations on Transfer of Capital Commitments and Shares.

(a)    General Restrictions on Transfer.

(i)    The Subscriber may Transfer its Capital Commitment and/or any of its Shares so long as the Transfer is made in accordance with applicable securities laws and is otherwise in compliance with the transfer restrictions set forth in Appendix H. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Fund.

(ii)    The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Capital Commitment and/or Shares under this Subscription Agreement, the Declaration of Trust and applicable law, including the fact that (A) there is no established market for the Shares and the Fund expects that no public market for the Shares will develop; (B) the Shares are not currently, and Shareholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in the Fund.

11.    Compliance with Specific Laws.

(a)    Anti-Money Laundering.

(i)    Neither the Subscriber, nor any of its affiliates or beneficial owners nor any person for whom the Subscriber is acting as agent or nominee, (A) appears on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, the UK Sanctions List maintained by the UK HM Treasury, the European Union Consolidated Sanctions List, or any other lists of restricted parties maintained by the U.S. Government, UK Government, or European Union, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, United Kingdom, or European Union, (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “high-risk jurisdictions subject to a call for action” or “jurisdiction with strategic deficiencies” by the Financial Action Task Force or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities and all Capital Contributions by the Subscriber were not, and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities. Subscriber represents that all evidence of identity provided is genuine.

(ii)    The Subscriber shall provide to the Fund at any time such information as the Fund determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in the Fund’s privacy policies and/or Section 18 of this Subscription Agreement to the contrary, may then be disclosed to such persons), or to update such information. Such information may include, with respect to any Subscriber that is a natural person, the Subscriber’s full legal name, date of birth, residential street address and identification number. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory redemption or transfer of the Subscriber’s Shares. Subscriber represents that all evidence of identity provided is genuine.

(iii)    To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Fund, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b)    Affirmation. The representations and warranties set forth in this Section 11 shall be deemed made as of Closing and repeated and reaffirmed by the Subscriber to the Fund as of each date that the Subscriber is required to make a Drawdown Purchase or other payment to, or receives dividends or other distributions from (even if such distribution is reinvested pursuant to the Distribution Reinvestment Plan), the Fund. If at any time during the term of the Fund, the representations and warranties set forth in this Section 11 cease to be true, the Subscriber shall promptly so notify the Fund in writing.

(c)    Remedies for Failure to Comply with Section 11. The Subscriber understands and agrees that the Fund may not accept any amounts from the Subscriber if the Subscriber cannot make the representations set forth in this Section 11, and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures in order to comply with governmental regulations or if the Fund determines in its sole discretion that such action is in the best interests of the Fund, the Fund may “freeze the account” of the Subscriber, either by prohibiting additional investments in the Fund by the Subscriber, refusing to process a distribution to the Subscriber or suspending other rights the Subscriber may have against the Fund under this Subscription Agreement or under the Declaration of Trust and the Bylaws. The Fund or the Adviser may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.

12.    FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Fund and the Adviser may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Fund or the Adviser sufficient for the Fund, as applicable, to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the information and documentation requested by the Fund, the Fund may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem or require compulsory Transfer of the Subscriber’s Shares, prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Fund. The Subscriber hereby agrees to indemnify and hold harmless the Fund from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Fund on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Fund, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

13.    Subscriber Information.

The Fund reserves the right to request such information as is necessary to verify the identity of the Subscriber or as may reasonably be requested by the Fund in connection with its operations, including such information requested by the Fund in connection with entering into any borrowing or other financing arrangement. The Subscriber shall promptly on demand provide such information and execute and deliver such documents as the Fund may request to verify the accuracy of the Subscriber’s representations and warranties or as required for the Fund’s operations. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, the Fund may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

The Subscriber agrees further that the Fund shall be held harmless and indemnified against any loss, claim, cost, damage or expense arising as a result of a failure to process any subscription or distribution if such information as has been required by the Fund has not been provided by the Subscriber or which the Fund may suffer as a result of any violations of law committed by the Subscriber.

14.    Applicable Law.

THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. To the fullest extent permitted by applicable law, and unless otherwise agreed by the Fund in writing, the Subscriber hereby irrevocably and unconditionally (i) agrees that any claims, suits, actions or proceedings asserting a claim arising out of or relating in any way to this Subscription Agreement (regardless of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) submits to and accepts for itself and in respect of its property, generally, the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in this clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THE SUBSCRIBER MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATED TO THIS SUBSCRIPTION AGREEMENT.

15.    Notices.

All notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, hand delivery, overnight courier, facsimile transmission with transmission confirmed, or electronic mail addressed as follows: (i) if intended for the Fund, to the Fund’s principal office (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or to the email address set forth below in this Section 15; and (ii) if intended for any Subscriber, to the address of such Subscriber (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or the email address set forth on the signature page hereto, or to such other address as the Fund or such Subscriber, as applicable, may designate by written notice. Notices shall be deemed to have been given (i) on the date of service when personally delivered (ii), if mailed or sent by overnight courier, on the date on which received, or (iii) on the date of service or transmission if sent by facsimile transmission or electronic mail (provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day); provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this Section 15 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

If to the Fund, to:

KKR FS Income Trust

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

Attn: Legal and Compliance

E-mail: fs_legal_and_compliance@fsinvestments.com

16.    Power of Attorney.

By executing this Subscription Agreement, the Subscriber hereby makes, constitutes and appoints the Fund with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a)    any and all filings required to be made by the Subscriber under the Exchange Act with respect to any of the Fund’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;

(b)    all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or other financing arrangement and to grant any pledge or other security interest, including over the Subscriber’s Capital Commitment or Shares, in connection therewith;

(c)    all certificates and other instruments deemed advisable by the Fund to comply with the provisions of this Subscription Agreement and applicable law or regulation to permit the Fund to become or to continue as a BDC;

(d)    all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Fund;

(e)    all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Fund; and

(f)    any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of the Fund.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Investors or by listing all the Investors with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Fund; provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Fund) of the Subscriber’s successor-in-interest. Subscriber hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney. Notwithstanding anything to the contrary herein, Subscriber acknowledges that neither the Fund nor its affiliates, by virtue of the foregoing power of attorney, are assuming any of the Subscriber’s responsibilities to make filings under the Exchange Act or otherwise with respect to any of the Fund’s securities that may be deemed to be beneficially owned by the Subscriber.

This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the Fund and the Subscriber nor is it to be used to deprive the Subscriber of its rights as a Shareholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Fund, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Fund may request.

17.    Effect of Representations; Survival; Indemnity

The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that the Fund, and the controlling persons thereof, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties will remain true and complete on the date of acceptance by the Fund of the Subscriber’s subscription hereunder.

This Subscription Agreement, including all representations and warranties of the Subscriber contained herein, shall survive the sale of the Shares to the Subscriber, and the admission of the Subscriber as a Shareholder of the Fund.

To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless the Fund, the Adviser and their respective affiliates, and each partner, member, shareholder, officer, director, trustee, employee and agent thereof (the “Indemnified Parties”), from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Subscription Agreement (including the Investor Questionnaire) or in any other document provided by the Subscriber to the Fund or in any agreement executed by the Subscriber in connection with the Subscriber’s investment in Shares.

18.    Confidentiality. The Subscriber acknowledges that this Subscription Agreement, the Memorandum, the other Operative Documents and other information relating to the Fund (the “Confidential Information”) have been and will be submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Adviser, the Fund, their respective affiliates and any other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser, as well as information regarding the investment portfolios or proposed investments of such entities, in each case that is provided to the Subscriber in connection with its investment in the Fund. Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. The Subscriber agrees that, without the prior written consent of the Fund (which consent may be withheld at the discretion of the Fund), the Subscriber shall not (a) reproduce the Memorandum, the other Operative Documents or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum, the other Operative Documents or any other Confidential Information to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum, the other Operative Documents or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 18 and the Subscriber remains liable for any breach of this Section 18 by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Fund of such requirement (unless such notification is prohibited by law) so that the Fund may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 18, and if a protective order or other appropriate remedy is not obtained, or if the Fund waives compliance with the terms of this Section 18, then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum, the other Operative Documents and other Confidential Information upon the Fund’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 18 by the Subscriber and that, in addition to any other remedies available to the Fund in respect of any such breach, the Fund shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

19.    No Joint Liability Between the Fund and the Adviser.

The Fund shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Adviser under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Fund under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Fund and the Adviser for any obligation under or in connection with this Subscription Agreement.

20.    Independent Nature of Subscribers’ Obligations and Rights.

The obligations of the Subscriber hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

21.    Construction.

The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement.

As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement.

All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary.

Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

Nothing in this Subscription Agreement shall be deemed to create any right in or benefit for any individual or entity other than the Fund and the Subscriber and this Subscription Agreement shall not be construed in any respect to be for the benefit of, and no provision of this Subscription Agreement may be enforced by, any such person, except any Indemnified Party may enforce its rights under Section 17 hereof.

22.    Severability

If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

23.    Consent to Electronic Delivery.

The Subscriber acknowledges that it has received this Subscription Agreement electronically as a pdf document and that it has read Section F of the Investor Questionnaire attached hereto relating to consents to electronic delivery of Fund shareholder communications (including, without limitation, account statements, investor communications, 1940 Act Rule 19a-1 notices, annual and/or quarterly reports, tax forms, proxy materials and other required reports) in respect of the Shares.

24.    Successors and Assigns.

This Subscription Agreement is not transferable or assignable by the Subscriber, except with the Fund’s consent. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.

25.    Entire Agreement.

This Subscription Agreement, together with any other document that may be delivered in connection herewith and signed by both parties hereto, sets forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, and memoranda or other writings being merged herein and replaced and being without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

*    *    *

The undersigned Subscriber understands that the representations and warranties in the Subscription Agreement and the information in the attached Investor Questionnaire and other appendices hereto will be relied upon by the Fund and the Adviser for the purpose of determining the eligibility of the Subscriber to purchase and own Shares. In the event that the undersigned Subscriber is acting as nominee or custodian for another person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held, the undersigned acknowledges, agrees, represents and warrants that all representations, warranties and covenants given in the Subscription Agreement and in the attached Investor Questionnaire and other appendices are also given as to the underlying person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held. The undersigned Subscriber agrees to notify the Fund immediately if any representation or warranty contained in the Subscription Agreement or any of the information in the Investor Questionnaire or other appendices becomes untrue at any time (including, where the undersigned Subscriber is a nominee or other custodian, with respect to the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held). The undersigned Subscriber agrees to provide, if requested by the Fund, any additional information that may reasonably be required to substantiate the status of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) as an accredited investor or to otherwise determine the eligibility of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) to purchase Shares in the Fund. To the fullest extent permitted by law, the undersigned Subscriber agrees to indemnify and hold harmless the Fund, the Adviser, and each trustee/director, officer, affiliate, partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned Subscriber (or, where the undersigned Subscriber is a nominee or other custodian, of the other person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held) contained herein.

[Signature Pages Follow]

KKR FS INCOME TRUST

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned parties have executed this Subscription Agreement.

SUBSCRIBER:

Signature:		Co-Signature:
	Name: Title:	(if applicable)	Name: Title:

Date: , 20 .	Date: , 20 .

Aggregate Capital Commitment to Purchase Class I Shares ($2,500 minimum commitment):	$

Email Address of Subscriber
Record Address of the Subscriber (P.O. Boxes cannot be accepted)* *:

**	The record address should be the legal residence address where the Subscriber files tax returns.

The foregoing Subscription Agreement is accepted and agreed by the Fund, for a Capital Commitment of $        , as of             , 20    .

KKR FS INCOME TRUST

By:
Name:
Title:

FS Investments Solutions Review *

By:
Name:
Title:

* Signature provided solely for internal review purposes. The signatory is not a party to this Agreement.

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENT FOR AN IRA

If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA has executed this Subscription Agreement on the signature page, then the individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute this Subscription Agreement on the signature page; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Print Name

Signature

Name and Address of Custodian

and Contact Individual:

Account or other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

**** IRA custodian or trustee in every case must sign acknowledgment on next page****

IRA CUSTODIAN/TRUSTEE ACKNOWLEDGEMENT:

The undersigned, being the custodian or trustee of the above-named individual retirement account, hereby accepts and agrees to this subscription.

Name of Custodian or Trustee

By:
Signature of Authorized Signatory

Name of Authorized Signatory

APPENDIX A

KKR FS INCOME TRUST

CAPITAL COMMITMENT INVESTOR QUESTIONNAIRE

All capitalized terms used and not otherwise defined in this Investor Questionnaire have the meaning given to such terms in the Subscription Agreement by and between KKR FS Income Trust, a Delaware statutory trust (the “Company”), and the undersigned subscriber (the “Subscriber”), of which this Investor Questionnaire forms a part.

A.	General Information

Name of Subscriber:

B.	Commitment to Purchase Class I Shares (Indicate aggregate commitment to purchase Shares)

Aggregate Commitment to purchase Class I Shares ($2,500 minimum commitment):	$

C.	Type of Subscriber (Please check one)

SINGLE OWNER		LEGAL ENTITY		OTHER ACCOUNT
☐	Individual U.S. person[1]	(Supporting documents are required)		(Supporting documents are required)
☐	Individual Non-U.S. person	☐	Corporation: S-Corp	☐	Trust
		☐	Corporation: C-Corp	☐	Estate
MULTIPLE OWNERS		☐	Partnership	☐	401(k)
☐	Community property	☐	LLC	☐	Profit-sharing plan
☐	Tenants in common	☐	Professional Corporation	☐	Qualified pension
☐	Joint tenants with rights of survivorship	☐	Nonprofit	☐	Nonprofit
				☐	Other:
QUALIFIED PLAN ACCOUNT					(please specify)
☐	Traditional IRA
☐	Roth IRA
☐	Other:
(please specify)

Is the Subscriber a non-U.S. corporation, company, fund, trust or person?

☐

Yes. If selected, the Subscriber represents that (a) it is not a “U.S. person” in accordance with Regulation S and is not investing for the direct or indirect benefit of a U.S. Person as within the meaning of Regulation S under the Securities Act; (b) no offers to sell or to purchase the Shares were made to the Subscriber or by the Subscriber while the Subscriber was in the United States;

[1]	“U.S. person” has the meaning set forth in Regulation S promulgated under the Securities Act.

KFITQPOC OCT. 2022

(c) the Subscriber was not in the United States at the time the offer was accepted; and (d) at the time the Subscriber’s subscription for Shares was originated, the Subscriber was outside the United States, except for offers and sales to discretionary or similar accounts (other than an estate or trust) held for the benefit or account of a non-U.S. Person (as within the meaning of Regulation S under the Securities Act) by a dealer or other professional fiduciary organized, incorporated or resident in the United States.

  ☐     No

Is the Subscriber a “fund of funds”?	☐ Yes

☐ No

D.	Custodial Brokerage/Account Information (Optional)

Name of Custodian:	Custodian Phone #:

Email Address:

To be completed by custodian:

Custodian Tax ID #:	Custodian Account #:

E.	Subscriber Information (Please complete 1 or 2 below)

(1) Individual Subscriber/Beneficial Subscriber: Name:
(first, middle, last name)

SSN:	Date of Birth:
(mm/dd/yyyy)

Email Address:

Country of Citizenship: Your state or country of domiciliation: Joint Subscriber/Beneficial Subscriber:
(first, middle, last name)

SSN:	Date of Birth
(mm/dd/yyyy)

Email Address:

Mailing Address:

KFITQPOC OCT. 2022

(You must include a permanent street address even if your mailing address is a P.O. box.)	(city/state)	(zip)

U.S. Street Address:
(Leave blank if your street address and mailing address are the same.)	(city/state)	(zip)

Phone#:

Country of Citizenship:
Your state or country of domiciliation:

(2) Entity Subscriber (Trust/Corp/Partnership/Other): Name:

SSN/Tax ID #:	Email Address:

Date of Incorporation:	Jurisdiction of Organization:
(mm/dd/yyyy)	(e.g. state of incorporation)

Mailing Address:
(You must include a permanent street address even if your mailing address is a P.O. box.)	(city/state)	(zip)

U.S. Street Address:
(Leave blank if your street address and mailing address are the same.)	(city/state)	(zip)

Trustee(s)/	Indicate capacity
Authorized Person(s):	of person signing:
(required)

SSN: Date of Birth: Email Address:
(mm/dd/yyyy)

Trustee(s)/Authorized Person(s) U.S. Street Address:
(street)	(city, state)	(zip)

Trustee(s)/	Indicate capacity
Authorized Person(s):	of person signing:
(required)

KFITQPOC OCT. 2022

SSN:	Date of Birth:	Email Address:
(mm/dd/yyyy)

Trustee(s)/Authorized Person(s) U.S. Street Address:

(street)	(city, state)	(zip)

F.	Electronic Communications (Initial and provide email if you wish to enroll in paperless e-delivery)

Initial:	Email:

By initialing above, the Subscriber requests and consents to receive all stockholder communications electronically for all investment products or share classes offered by the Company. Communications include, but are not limited to, account statements, investor communications, 1940 Act Rule 19a-1 notices, annual and/or quarterly reports, tax forms, proxy materials and other required reports. The investor may request a paper copy of a stockholder communication, update an email address or change this election at any time by contacting FS Investment Solutions, LLC. Changes may take up to 30 days to take effect. Consent to electronic delivery is terminated by an invalid email address. Costs associated with accessing the internet may be incurred and certain software may need to be downloaded in order to view the materials delivered electronically. Timely access to materials may not be available in the event of a system failure or network outage. This electronic delivery program may be changed or discontinued and the terms may be amended at any time. In the event of discontinuation or as required by law, the investor will receive paper copies of all stockholder communications.

G.	Interested Party (Custodial Accounts require custodial authorization)

Complete this section to add an interested party to the address of record.

A duplicate quarterly statement may be sent to the additional address provided. This option does not grant telephone or account access privileges. This option is not available on all accounts. For custodial, brokerage or managed accounts, please contact the custodian of record to confirm availability.

Name:
(first, middle, last name)

Mailing address:

(street/P.O. Box)	(city, state)	(ZIP)

H.	Background Documentation

(1)	Payment Information

(a)	Name of the bank from which the Subscriber’s investment in the Company will be wired (the “Wiring Bank”):

KFITQPOC OCT. 2022

(b)	Is the Wiring Bank located in the United States or another FATF Country?*

Yes    ☐  No     ☐

If “Yes,” please answer Section H(1)(c) below. If “No,” please provide the information described in Section H(2) below.

(c)	Is the Subscriber a customer of the Wiring Bank?

Yes    ☐  No    ☐

If “Yes,” you may skip Section H(2) below. If “No,” please provide the information described in Section H(2) below.

(2)	Additional Information

If the Subscriber responded “No” to Section H(1)(b) or Section H(1)(c) above, then the following materials must be provided:

☐	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐	An incumbency certificate attesting to the title of the individual executing the Subscription Agreement on behalf of the Subscriber.

☐

A completed copy of Exhibit A certifying that the entity has adequate anti-money laundering policies and procedures in place that is consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations.

☐

A letter of reference from a local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the Subscriber (i.e., the fund of funds or the entity investing on behalf of third parties) maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the Subscriber’s integrity.

☐

If the Subscriber is a privately-held entity, a completed copy of Exhibit B listing the name of each Person who directly, or indirectly through intermediaries, is the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber.

☐

If the Subscriber is a trust, a completed copy of Exhibit C listing the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, the settlor of the trust and the trustees.

*	An FATF Country is a country that is a member of the Financial Action Task Force. The list of FATF Countries may be found at: http://www.fatf-gafi.org/countries/#FATF.

KFITQPOC OCT. 2022

I.	Certain Tax Matters

(1)	Please check all categories applicable to the Subscriber for U.S. tax purposes.

☐	(a)	U.S. citizen

☐	(b)	U.S. resident

☐	(c)	Qualified pension, profit sharing or stock bonus plan, as defined in Section 401(a) of the Code

☐	(d)	Trust formed to pay supplemental unemployment compensation, as defined in Section 501(c)(17) of the Code

☐	(e)	Private foundation, as defined in Section 509(a) of the Code

☐	(f)	Charitable trust described in Section 642(a) of the Code

☐	(g)	Organization described in Section 501(c)(3) of the Code

☐	(h)	Individual but not a U.S. citizen or U.S. resident

☐	(i)	Governmental plan described in Section 414(d) of the Code

☐	(j)	Portion of a trust permanently set aside or to be used exclusively for the purposes described in Section 642(c) of the Code or corresponding provision of a prior tax law

☐	(k)	Entity taxed as a corporation for U.S. federal income tax purposes

☐	(l)	Entity taxed as a partnership for U.S. federal income tax purposes

☐	(m)	Entity taxed as an estate or trust under Subchapter J of the Code

☐	(n)	Voluntary employees’ beneficiary association within the meaning of Section 501(c)(9) of the Code

☐	(o)	A governmental entity exempt from tax under Section 115 of the Code

☐	(p)	A foreign financial institution within the meaning of Section 1471(d)(4) of the Code

☐	(q)	An eligible deferred compensation plan under Section 457(b) of the Code

☐	(r)	An individual retirement account that is exempt from taxation under Section 408(e) of the Code

☐	(s)	The government of the U.S., the government of any state or political subdivision thereof, any agency or instrumentality of any of the foregoing, or any other exempt organization described in Section 818(a)(6)(B) of the Code, but only to the extent such entity is investing in the Company in order to satisfy its obligation under a governmental plan or an eligible deferred compensation plan

KFITQPOC OCT. 2022

☐	(t)	None of the above. Please explain:

(2)	Subscriber’s state tax residency or domicile:

(3)	Foreign status. Please check the applicable box:

☐	The Subscriber is a U.S. corporation, company, fund, trust or person.

☐	The Subscriber is a non-U.S. corporation, company, fund, trust or person.

(4)	Is the Subscriber (A) subject to U.S. federal income tax on any UBTI or (B) investing assets of a pension plan, IRA or other tax-exempt entity that is subject to federal income tax on any UBTI?

Yes    ☐  No    ☐

(5)	Is the Subscriber, or any direct or indirect owner of the Subscriber, a “Controlled Foreign Corporation” for purposes of US federal income tax?

Yes    ☐  No    ☐

(6)	Is the Subscriber a “bank” within the meaning of Section 881(c)(3)(A) of the Code?

Yes    ☐  No    ☐

(7)	Please indicate the Subscriber’s tax year-end (month and day):

J.	Accredited Investor Status

(1)

The Subscriber represents and warrants that the Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and has checked the box or boxes below which are next to the category or categories under which the Subscriber qualifies as an accredited investor.

Unless otherwise indicated, responses below should be given by reference to the specific person for whose account the Shares are being acquired. In the case of an IRA or similar individual self-directed estate planning or investment vehicle, the response should be given with respect to the applicable account owner of such trust, IRA or similar vehicle, as the case may be.

☐	(a)	A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	(b)	A broker-dealer registered pursuant to Section 15 of the Exchange Act.

	(c)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act or registered pursuant to the laws of a state.

KFITQPOC OCT. 2022

☐	(d)	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act.

☐	(e)	An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	(f)	An investment company registered under the Investment Company Act.

☐	(g)	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	(h)	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	(i)	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.

☐	(j)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	(k)	An employee benefit plan within the meaning of ERISA if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	(l)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

☐	(m)	An organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

☐	(n)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

☐	(o)	An entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors as defined by Rule 501(a) of the Securities Act.[2]

[2]

If the Subscriber is an accredited investor for the reason described in Section J(1)(o), a separate Subscriber Questionnaire must be submitted for each participant, grantor (in the case of a trust), stockholder, partner, member or other equity owner of the Subscriber. In the event the Subscriber is an accredited investor for any reason referenced in this paragraph, the Subscriber may be required to enter into a letter agreement with the Company restricting direct and indirect transfer of beneficial interests in the Subscriber to accredited investors.

KFITQPOC OCT. 2022

☐	(p)	An entity of a type not listed in clauses (a) through (o) above, that is not formed for the specific purpose of acquiring the Shares and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act.

☐	(q)	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act, that (i) has assets under management in excess of $5 million; (ii) was not formed for the specific purpose of acquiring the Shares and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

☐	(r)	A family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements of clause (q) above and whose prospective investment in the Company is directed by that family office pursuant to clause (q)(iii) above.

FOR NATURAL PERSONS ONLY:

☐	(s)	A natural person whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, exceeds $1,000,000.

For purposes of this section, (1) “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities, (2) “total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares, and (3) “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

☐	(t)	A natural person who had individual income exceeding $200,000 in each of the last two calendar years, or joint income with his or her spouse or spousal equivalent exceeding $300,000 in each of the last two calendar years, and who has a reasonable expectation of reaching the same income level in the current calendar year.

☐	(u)	A director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.

☐	(v)	A natural person who holds, in good standing, one of the following professional certifications or licenses: the General Securities Representative license (Series 7); the Private Securities Offerings Representative license (Series 82); or the Investment Adviser Representative license (Series 65).

KFITQPOC OCT. 2022

K.	Status for Purposes of ERISA

(1)

Is the Subscriber, or will the Subscriber be, a Benefit Plan Investor? A “Benefit Plan Investor” is (a) any “employee benefit plan,” as defined in, and subject to the fiduciary responsibility provisions of ERISA; (b) any “plan,” as defined in and subject to Section 4975 of the Code; and (c) any entity (a “Plan Assets Entity”) deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any of the investors described in (a) or (b) (each, a “Plan” and together the, “Plans”) due to investments made by Plans in such entity. Benefit Plan Investors include, but are not limited to, corporate pension and profit sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), and individual retirement accounts (IRAs). A Benefit Plan Investor can also be an insurance-company general account the assets of which are considered for purposes of ERISA or Section 4975 of the Code to be assets of a Benefit Plan Investor.

Yes    ☐  No    ☐

If the Subscriber responded “No,” skip to Section L below. If the Subscriber does not respond “Yes” or “No,” it shall be deemed to be a Benefit Plan Investor.

The Subscriber agrees to notify the Adviser a reasonable period of time in advance of any change to the foregoing representation.

(2)	If the Subscriber responded “Yes” to Section K(1), is the Subscriber:

(A)	an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of ERISA?

Yes    ☐  No    ☐

(B)	An individual retirement account or other “plan” as defined in and subject to Section 4975 of the Code?

Yes    ☐  No    ☐

(C)	a Plan Assets Entity (other than an insurance company general account)?

Yes    ☐  No    ☐

If the Subscriber answered “Yes” to Question 2(C) immediately above, the Subscriber hereby represents and warrants that the percentage of the Plan Assets Entity’s equity interests held by Benefit Plan Investors does not, and will not during the period in which the Subscriber holds Shares, exceed the percentage set forth below.

    %

KFITQPOC OCT. 2022

(D)

an insurance company using assets of its general account (directly or through subsidiaries) that are subject to ERISA or Section 4975 of the Code (including, without limitation, by virtue of Section 401(c) of ERISA)?

Yes    ☐  No    ☐

If “Yes,” the Subscriber hereby represents and warrants that the percentage of the general account as a whole that constitutes or may constitute “plan assets” does not, and will not during the period in which the Subscriber holds Shares, exceed the percentage set forth below.

    %

The Subscriber agrees to notify the Adviser a reasonable time in advance of any change to the foregoing representations.

(3)

If the Subscriber is a Benefit Plan Investor, and the decision to invest in the Company was made by a plan fiduciary (as defined in Section 3(21) of ERISA or Section 4975 of the Code) which is either a bank, savings and loan association, insurance company or registered investment adviser, the name of the plan fiduciary is:

L.	Additional Information

1.	(a) Is the Subscriber a private investment company which is not registered under the Investment Company Act in reliance on:

Section 3(c)(1) thereof?	☐ yes	☐ no
Section 3(c)(7) thereof?	☐ yes	☐ no

(b)	Was the Subscriber formed for the specific purpose of acquiring the Shares?

☐  yes        ☐  no

(c)	Does the amount of the Subscriber’s subscription for Shares exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Subscriber?

☐  yes        ☐  no

2.

Is the Subscriber an “investment company” registered or required to be registered under the Investment Company Act or a “business development company,” as defined in Section 202(a)(22) of the Advisers Act?

☐  yes        ☐  no

KFITQPOC OCT. 2022

3.	This question is for Non-U.S. persons only (including Subscribers acting for beneficial owners that are Non-U.S. persons). If the Subscriber is a U.S. person, please skip this question 3.

a.	Does the Subscriber qualify as an integral part or a controlled entity of a foreign government for purposes of Section 892 of the Code (for example, certain sovereign wealth funds)?

    ☐  yes    ☐  no

If “yes,” please furnish an executed copy of form W-8EXP.

b.	Does the Subscriber qualify as a pension fund entitled to an exemption from withholding tax on dividends under an applicable tax treaty?

    ☐  yes    ☐  no

If “yes,” please indicate the relevant treaty below and on an executed copy of form W 8BEN E.

Applicable Treaty:

c.	Does the Subscriber qualify for a reduced rate of withholding tax on dividends under any applicable tax treaty?

    ☐  yes    ☐  no

If “yes,” please indicate the relevant treaty below and on an executed copy of form W 8BEN E.

Applicable Treaty:

4.

Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person (a “Controlling Person”)? For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

    ☐  yes    ☐  no

5.	To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

    ☐  yes    ☐  no

6.	Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of

KFITQPOC OCT. 2022

equity interests in the Subscriber)? (By way of example, and not limitation, a “nominee” Subscriber or a Subscriber who has entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes.”)

    ☐  yes    ☐  no

If any of Questions 4 through 6 of this Section L was answered “Yes,” please contact FS Investment Solutions, LLC for additional information that will be required.

M.	Distribution Reinvestment

The Company has adopted a distribution reinvestment plan (the “DRIP”), whereby stockholders will have their cash distributions automatically reinvested in additional shares of the same class unless they elect to receive their distributions in cash. The Subscriber is automatically enrolled in the DRIP unless the below box is checked. If the below box is not checked, 100% of the Subscriber’s cash distributions will be reinvested pursuant to the DRIP. Alterations to the election may be made at a later date in accordance with the terms of the DRIP. The Subscriber acknowledges that only persons who qualify as an accredited investor (as such term is defined by the Securities Act) may participate in the DRIP and that the Subscriber may not continue to participate in the DRIP (and will receive all distributions in cash) if the Subscriber ceases to so qualify.

THE SUBSCRIBER IS AUTOMATICALLY ENROLLED IN THE DRIP UNLESS THE BELOW BOX IS CHECKED. COMPLETE IF THE SUBSCRIBER ELECTS NOT TO PARTICIPATE IN THE DRIP.

☐	The Subscriber hereby elects not to participate in the DRIP and requests that the Company pay any cash distributions to the bank account listed in Section N below.

N.	Distribution Instructions

Payment by check or electronic deposit

I (we) choose NOT to participate in the DRIP, and instead choose to have distributions paid using the payment method selected below. If no payment method is selected, the Company will mail a check to the address or custodian of record.

I (we) choose to have distributions sent to me (us) at the following address:

☐	Mail check to address of record. For custodial accounts, funds will be sent to the custodian of record.

☐	I (we) choose to have distributions deposited in a checking, savings or brokerage account.

I (we) authorize the Company or their respective agents to deposit my (our) distribution into the accounts indicated below. The authority will remain in force until I (we) notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my (our) account, the Company is authorized to debit my (our) account for the amount of the erroneous deposit. I (we) also hereby acknowledge that funds and/or

KFITQPOC OCT. 2022

Shares in my (our) account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuance to applicable abandoned property, escheat or similar laws.

Name of financial institution:

Account type:	☐	Checking	☐	Savings	☐	Brokerage

ABA routing number (if applicable):	Account number:

[Signature page follows.]

KFITQPOC OCT. 2022

The Subscriber understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Subscriber to purchase Shares and its ability to comply with all applicable laws and regulations. The Subscriber agrees to notify the Company immediately if any information provided or representation or warranty made in this Subscriber Questionnaire becomes untrue, incorrect or incomplete at any time. The Subscriber agrees to provide, if requested, any additional information that may reasonably be required to substantiate the status of the Subscriber under applicable law or regulation, the eligibility of the Subscriber to purchase Shares or the ability of the Company to comply with all applicable laws and regulations.

SUBSCRIBER:

Signature:		Co-Signature:
	Name: Title:	(if applicable)	Name: Title:

Date:	, 20 .	Date:	, 20 .

Signature Page to Investor Questionnaire

KFITQPOC OCT. 2022

Exhibit A

FORM OF AML CERTIFICATION

FOR FUNDS OF FUNDS OR ENTITIES THAT INVEST ON BEHALF OF THIRD PARTIES

To Be Completed by Subscribers That Responded “No” to Section H(1)(b) or Section H(1)(c) of the Subscriber Questionnaire

The undersigned, being the of ,

	(Insert Title)	(Insert Name of Entity)
a organized under the laws of
(Insert Type of Entity)	(Insert Jurisdiction of Organization)

(the “Subscriber”), does hereby certify that it is aware of the requirements of the USA PATRIOT Act of 2001, the regulations administered by the U.S. Department of Treasury’s Office of Foreign Assets Control and other applicable U.S. federal, state or non-U.S. anti-money laundering laws and regulations (collectively, the “anti-money laundering/OFAC laws”). The Subscriber has anti-money laundering policies and procedures in place reasonably designed to verify the identity of its [beneficial holders] [underlying investors] and their sources of funds. Such policies and procedures are properly enforced and are consistent with the anti-money laundering/OFAC laws such that the Company may rely on this Certification.

The Subscriber hereby represents to the Company that, to the best of its knowledge, the Subscriber’s [beneficial holders] [underlying investors] are not individuals, entities or countries that may subject the Company to criminal or civil violations of any anti-money laundering/OFAC laws. The Subscriber has read the sections entitled “Representations and Warranties of the Subscriber” in the Company’s Subscription Agreement. The Subscriber has taken all reasonable steps to ensure that its [beneficial holders] [underlying investors] are able to certify to such representations. The Subscriber agrees to promptly notify the Company should the Company have any questions relating to any of the [beneficial holders] [underlying investors] or become aware of any changes in the representations set forth in this Certification.

Signature:		Co-Signature:
	Name: Title:	(if applicable)	Name: Title:

Date: , 20 .	Date: , 20 .

Exhibit A

Exhibit B

BENEFICIAL OWNERSHIP INFORMATION

To Be Completed by Subscribers That Responded “No” to Section H(1)(b) or Section H(1)(c) of the Subscriber Questionnaire

Instructions:

Please complete and return this Exhibit B and provide the name of every Person who is directly, or indirectly through intermediaries, the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber. If there are intermediaries that are not individuals, please continue up the chain of ownership by providing the name of every Person who is the beneficial owner of 25% or more of any voting or non-voting class of equity interests of such intermediaries until individuals are listed.

Full Name	If Subscriber is an Individual, Insert Name and Address of Principal Employer and Position	Principal Place of Business (for Entities) or Citizenship (for Individuals)

Exhibit B

Exhibit C

TRUST OWNERSHIP INFORMATION

To Be Completed by Subscribers That Are Trusts That Responded “No” to Section H(1)(b) or Section H(1)(c) of the Subscriber Questionnaire

Instructions:

Please complete and return this Exhibit C and provide the name of (i) every current beneficiary that has, directly or indirectly, an interest of 25% or more in the trust, (ii) every person who contributed assets to the trust (settlors or grantors) and (iii) every trustee. If there are intermediaries that are not individuals, please continue up the chain of ownership by providing the name of every Person who is the beneficial owner of 25% or more of any voting or non-voting class of equity interests of such intermediaries until individuals are listed.

Full Name and Address	Status (Beneficiary/Settlor/Trustee)	Principal Place of Business (for Entities) or Citizenship (for Individuals)

Exhibit C

APPENDIX B

KKR FS INCOME TRUST

CERTIFICATION OF BENEFICIAL OWNER(S)

This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of Non-U.S. Persons) for the following individuals (i.e., the beneficial owners):

(i)	Each individual, if any, who owns, directly or indirectly, 25% or more of the equity interests of the Subscriber (e.g., each natural person that owns 25% or more of the shares of a corporation); and

(ii)

An individual with significant responsibility for managing the Subscriber (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (i.e., one individual under section (ii) and four 25% equity holders under section (i)).

Persons subscribing on behalf of a legal entity must provide the following information:

a.	Name and Title of Natural Person:

b.	Name, Type, and Address of Legal Entity:

c.

The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more of the equity interests of the legal entity listed above:

(If no individual meets this definition, please write “Not Applicable.”)

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number[3]

d.	The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

•	An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

•	Any other individual who regularly performs similar functions.

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name/Title	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number[1]

I,                      (name of natural person), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature:                      Date:

Legal Entity Identifier                      (Optional)

[3]

In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

APPENDIX C

BYLAWS OF THE FUND

APPENDIX D

SECOND AMENDED AND RESTATED

DECLARATION OF TRUST OF THE FUND

APPENDIX E

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

APPENDIX F

ADMINISTRATION AGREEMENT

APPENDIX G

PRIVACY POLICY OF THE FUND

This Appendix G is attached to and made a part of this Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in this Subscription Agreement.

KKR FS Income Trust (the “Fund,” “our,” “us” or “we”), is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the privacy policies of the Fund and its affiliated companies. This notice supersedes any other privacy notice you may have received from the Fund, and its terms apply both to our current customers and to former customers.

How We Protect Your Personal Information

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

The only information we collect from you is that information which is disclosed in your subscription document for the Fund, including your name, address and number of shares you hold.

How We Use this Information

This information is used only so that we can service your account, send you annual reports and other information about the Fund, and send you proxy statements or other information required by law.

Who Has Access to Personal Information

We do not share customer information with any non-affiliated third-party except as described below.

•	Authorized Employees of FS/KKR Advisor, LLC (the “Adviser”). It is our policy that only authorized employees of the Adviser who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing information to you. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact the Fund, at the address below, if there is any change in your personal information.

KKR FS Income Trust

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

ATTN: Chief Compliance Officer

Email: KFITService@fsinvestments.com

APPENDIX H

TRANSFER RESTRICTIONS

This Appendix H is attached to and made a part of this Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in this Subscription Agreement.

A Subscriber may Transfer its Capital Commitment or Shares (or any portion of either), so long as the transferee satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and in compliance with the terms of the Subscription Agreement. No Transfer will be effectuated except by registration of the Transfer on the Fund’s books. Registration of any Transfer on the Fund’s books may be withheld if, in the opinion of counsel (who may be counsel for the Fund), such Transfer would violate the Securities Act, any state (or other jurisdiction) securities or “blue sky” laws applicable to the Fund or the Shares to be Transferred, or any other laws.

The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Fund in connection with any Transfer of its Capital Commitment and/or all or any fraction of its Shares, prior to the consummation of such Transfer.

Any person that acquires all or any portion of the Shares of the Subscriber in a Transfer permitted under this Appendix H shall be obligated to pay to the Fund the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Fund, it shall remain liable for its Capital Commitment, and all obligations under this Subscription Agreement relating thereto (without taking into account the Transfer of all or a fraction of such Shares), prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

In addition, the Fund will use commercially reasonable efforts to prevent its assets from being deemed to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code. The Fund may reject any Transfer of the Subscriber’s Capital Commitment and/or Shares if the Fund determines, in its discretion, that such Transfer could (1) result in any portion of the Fund’s assets being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (2) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any laws similar to ERISA or Section 4975 of the Code.

The Fund may, in its sole discretion, not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless there shall have been filed with the Fund a dated notice of such Transfer, in form satisfactory to the Fund, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (a) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (b) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum or other Operative Documents, as applicable, and all applicable laws and regulations applicable to the transferee and the transferor.